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Provident

PROVIDENT BANKSHARES

CORPORATION

JOHNSON
LUMBER

Exhibit 99.1

FORWARD-LOOKING STATEMENTS AND RISK FACTORS
This presentation, as well as other written communications made from time to time by Provident Bankshares Corporation and its subsidiaries
(the “Corporation”) (including, without limitation, the Corporation’ s 2004 Annual Report to Stockholders) and oral communications made from time to time by authorized officers of the Corporation, may contain statements relating to the future results of the Corporation
(including certain projections and business trends) that are considered “ forward-looking statements” as defined in the Private Securities
Litigation Reform Act of 1995 (the “PSLRA”).  Such forward-looking statements may be identified by the use of such words as “believe,”
“expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” Examples of forward-looking statements include, but are not limited to, possible or assumed estimates with respect to the financial condition, expected or anticipated revenue, and results of operations and business of the Corporation, including earnings growth determined using U.S. generally accepted accounting principles
(“GAAP” ); revenue growth in retail banking, lending and other areas; origination volume in the Corporation’s consumer, commercial and other lending businesses; asset quality and levels of non-performing assets; current and future capital management programs; non-interest income levels, including fees from services and product sales; tangible capital generation; market share; expense levels; and other business operations and strategies.  For these statements, the Corporation claims the protection of the safe harbor for forward-looking statements contained in the PSLRA.
The Corporation cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement.  Such factors include, but are not limited to: the factors identified in the Corporation’s Form
10-K for the fiscal year ended December 31, 2004 under the headings “Forward-Looking Statements” and “Risk Factors”; prevailing economic and geopolitical conditions; changes in interest rates, loan demand, real estate values and competition, which can materially affect, among other things, consumer banking revenues, revenues from sales on non-deposit investment products, origination levels in the
Corporation’ s lending businesses and the level of defaults, losses and prepayments on loans made by the Corporation, whether held in portfolio or sold in the secondary markets; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; risks and uncertainties related to acquisitions and related integration and restructuring activities; conditions in the securities markets or the banking industry; changes in the quality or composition of the investment portfolio; litigation liabilities, including costs, expenses, settlements and judgments; or the outcome of other matters before regulatory agencies, whether pending or commencing in the future; and other economic, competitive, governmental, regulatory and technological factors affecting the Corporation’ s operations, pricing, products and services. Additionally, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond the Corporation’ s control. Readers are cautioned not to place undue reliance on these forward-looking statements which are made as of the date of this report, and, except as may be required by applicable law or regulation, the
Corporation assumes no obligation to update the forward- looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

RYAN BECK 2005 FINANCIAL INSTITUTIONS INVESTOR CONFERENCE November 2, 2005

Welcome Gary N. Geisel Chairman and Chief Executive Officer

Agenda Introduction to Provident Bank Customer Acquisition History Primary Bank Vision Customer Relationship Strategy

Introduction and Overview
Headquartered in Baltimore, Maryland
Total assets of $6.4 billion
(as of 9/30/05)
Serves individuals, families, small businesses and
larger companies in Baltimore, Washington and
Richmond areas
Over 2,000 employees

Introduction and Overview
Provident Bank History
1886  Founded as a Mutual Thrift
1987  Converted to Commercial Bank
1993  Retail Banking Expansion
1997  Citizen’s Savings Bank Merger
2004  Southern Financial Merger

Banking Office Network 2005 152 Branches Washington DC Baltimore Virginia Beach Winchester Charlottesville Richmond 1

Introduction
Provident Bank Mission
Provident Bank’s mission is to exceed customer expectations
by delivering superior service, products and banking
convenience. Every employee’s commitment to serve our
customers in this fashion will establish Provident Bank as the primary bank of choice of individuals, families, small
businesses and mid-sized companies throughout our chosen
markets.

Provident Bank Vision Provident Bank’s vision is to be chosen as our customers’ primary bank because we consistently execute our business as The Right Size Bank.

Introduction Provident Bank Core Values Integrity Excellence Caring Partnership Results Driven

Introduction
Provident Bank Key Strategies
Maximize Provident’s Position as the “Right Size” Bank
in the Marketplace
Grow and Deepen Consumer and Small Business
Relationships in Maryland and Virginia
Grow and Deepen Commercial and Real Estate
Relationships in Maryland and Virginia
Move from a Product Driven Organization to a
Customer Relationship Focused Sales Culture
Create a High Performance Culture that Focuses on
Employee Development and Retention
Improve Financial Fundamentals

Customer Acquisition History

Customer Acquisition Strategy 1993 Introduction High Performance Checking In-Store Banking Exception Decisioning

Customer Acquisition $260 $50 Retail DDA Fees per Account 292,000 33,000 Retail Checking 152 36 Branches 2005 1993 12 Year Growth

PROVIDENT BANKSHARES CORPORATION

1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
1Q05
2Q05
3Q05

Retail DDA Fees Annual Fees Per Account 0 50,000 100,000 150,000 200,000 250,000 300,000 $0 $50 $100 $150 $200 $250 Accounts on Hand Average Fee Income Per Consumer DDA

Customer Relationship Strategy

Provident Bank Vision Provident Bank’s vision is to be chosen as our customers’ primary bank because we consistently execute our business as The Right Size Bank.

PROVIDENT BANKSHARES
CORPORATION

Relationship between customer momentum and wallet momentum
Provident (10)
Customer momentum index score
Wallet momentum index score
5.8
5.4
5.0
4.6
4.2
2.5
3.0
3.5
4.0
4.5
5.0
5.5
16
14
13
11
15
18
7
6
5
8
3
1
17
20
12
19
2
4
9

Organic Growth Index, © A.T. Kearney, 2005. All rights reserved. Produced with permission.

Relationship between Customer Momentum and Wallet Momentum

PROVIDENT BANKSHARES
CORPORATION

Provident
BANK
Great Home
Equity Rates!
We Appreciate You!

Customer Relationship Strategy Executing our Vision Acquire Enhance Retain

Acquire Customer Relationships
Acquire different customers and acquire customers
differently
Success Factors:
Right size bank positioning
Unparalleled convenience
Value-oriented product line
Reputation for superior service
Success Metric:  Growth in Primary Bank Relationships

Enhance Customer Relationships The Opportunity 2.82 304 Real Estate 2.99 796 Commercial 2.23 23,773 Small Business 2.77 267,102 Retail Provident Cross Sell Households

Enhance Customer Relationships
Leverage customer segmentation methodology
Build a relationship sales culture
Roll-out sales and leadership training
Achieve CSBI relationship
Success Metric:  1 More to 400,000

Retain Customer Relationships
One additional product to a household with one product
increases their retention from 83% to 92%
Utilize on-boarding program for all customers
Survey customers’ satisfaction quarterly
Build specific retention plans based on customer
segmentation data
Success Metric:  Level of Customer Engagement

Benefit Banking
Program Strategy
Relationship pricing program that rewards customers
who have their primary banking relationship at
Provident with the best rates on products and services.
Objectives:
Make Provident the primary bank for more customers
Increase customer profitability
Grow customer wallet share
Increase customer retention

Benefit Banking
Program Overview
Customers with direct deposit and
a debit card receive:
Higher rates on savings, money markets and CDs
Lower rates on home equity, auto and boat loans
Free Internet Banking with Bill Payment

In Conclusion The new Provident Bank is all about using the Right Size Bank position to create primary customer relationship growth.

www.provbank.com Contact Media: Lillian Kilroy (410) 277-2833 Investment Community: Melissa Kelly (410) 277-2080